UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 4, 2008

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On March 4, 2008, the Plan Manager for The PNC Financial Services Group, Inc. Incentive Savings Plan (the “PNC ISP”), acting on behalf of the Plan Administrator, notified The PNC Financial Services Group, Inc. (“PNC”) of a proposed blackout period regarding the PNC ISP and the PFPC Retirement Savings Plan, a plan provided by a wholly owned subsidiary of PNC (the “PFPC RSP” and, together with the PNC ISP, the “Plans”), in accordance with the requirements of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The blackout period for the Plans is scheduled to begin on Thursday, April 3, 2008, at 4:00 p.m. Eastern Time and end on Monday, April 21, 2008, at 9:00 a.m. Eastern Time (the “Blackout Period”) and is required in order to effect a transition of the administration of the Plans to a new service provider.

During the Blackout Period, participants in the Plans will be temporarily suspended from making certain transactions under the Plans, including borrowing or taking distributions from accounts, obtaining hardship withdrawals, or directing or diversifying investments. Notice of the Blackout Period was sent to all participants or beneficiaries under the Plans beginning on February 26, 2008.

On March 10, 2008, PNC sent a notice to its directors and executive officers informing them of the Blackout Period and the prohibitions on engaging in any non-exempt transactions in equity securities (including common stock) of PNC (the “Notice”) during the Blackout Period as well as during the regularly scheduled quarterly blackout period applicable to directors and certain employees (including all executive officers). This regularly scheduled quarterly blackout period begins prior to the Blackout Period and the end date may not coincide with the end date of the Blackout Period.

The Notice was provided to PNC’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

A participant in the Plans, a security holder or other interested person may obtain without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period. Information may be obtained by any of the following methods, both before and during the Blackout Period:

Phone – 1-800-PNC-PLAN, option 2

E-mail – incentive.savings.plan@pnc.com

Mail – Plan Manager, ISP Plan Administration, Two PNC Plaza, 21st Floor, 620 Liberty Avenue, Pittsburgh, PA 15222

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed on the Exhibit Index accompanying this 8-K is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: March 10, 2008	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Notice of Blackout Period provided to PNC directors and executive officers.	Filed herewith